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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 Form 8-K

                              Current Report


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) - November 5, 2003


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)





              TEXAS                  1-12833               75-2669310

  (State or other jurisdiction   (Commission File       (I.R.S. Employer
        of incorporation)            Number)            Identification No.)



         Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411 (Address of principal executive offices, including zip code)


     Registrant's telephone number, including Area Code - (214) 812-4600



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

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On November 5, 2003, TXU Corp. issued a press release announcing its 2003 third quarter earnings and distributed a 2003 Third Quarter Earnings Supplement. Such press release, which includes information on how to access a webcast of the quarterly earnings teleconference with analysts held that day, is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

     Exhibits          Description
     --------          -----------

     99.1 Press release of TXU Corp. announcing its 2003 third quarter earnings, dated November 5, 2003.

     99.2              2003 Third Quarter Earnings Supplement of TXU Corp.


                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                     TXU CORP.



                                     By: /s/ David H. Anderson
                                        ----------------------------------
                                     Name:  David H. Anderson
                                     Title: Vice President and Controller


Dated:  November 5, 2003

                               EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1 Press release of TXU Corp. announcing its 2003 third quarter earnings, dated November 5, 2003.

99.2            2003 Third Quarter Earnings Supplement of TXU Corp.